SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) September 30, 2007
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act
---(17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---(17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act(17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))




ITEM 1.01  Entry into a Material Definitive Agreement.

On September 30, 2007, AMCON Distributing Company (the "Company") and its consolidated subsidiary, Trinity Springs, Inc. ("TSI"), entered into a Mutual Release and Settlement Agreement (the "Settlement Agreement") with Crystal Paradise Holdings, Inc. ("CPH"), under which the parties settled a lawsuit pending in the Fourth Judicial District of the State of Idaho (Case No. CV 06-1034). The lawsuit arose out of disputes relating to the sale of substantially all of the assets of TSI pursuant to an Asset Purchase Agreement between the parties dated April 24, 2004, as amended (the "Purchase Agreement").

Pursuant to the terms of the Settlement Agreement:

     - The parties agreed to mutually release all claims arising out of the lawsuit and the Purchase Agreement.

     - CPH was granted an eleven month option to purchase substantially all of TSI's assets at a purchase price equal to the amount owed under the New Note (as defined below), including interest accrued up to the time CPH exercises such option. CPH may extend its option period up to an additional seven months.

     - The parties mutually agreed to terminate the Purchase Agreement and to restructure their respective obligations previously owed under the Purchase Agreement. CPH canceled and discharged the Company and TSI from their obligations under the water royalty and two promissory notes related to the Purchase Agreement.

     - TSI issued a new promissory note to CPH in the principal amount of $5,000,000, with interest accruing at 5% per year, compounded annually, and with principal and accrued interest being due and payable on September 30, 2012 (the "New Note").

     - The Company entered into an amended guaranty and suretyship agreement under which the Company guaranteed payment in full of the New Note (the "Guaranty").

The descriptions of the Settlement Agreement, the New Note and the Guaranty contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreement and instrument.

ITEM 1.02 Termination of a Material Definitive Agreement.

As described above in Item 1.01, on September 30, 2007 the Purchase Agreement was terminated and the two promissory notes were canceled and discharged. We refer you to the discussion in Item 1.01 for more information.

ITEM 8.01 Other Events.

On October 4, 2007, the Company issued a press release announcing that it had entered into the Settlement Agreement with CPH under which the parties settled a lawsuit. A copy of the press release is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.   Financial Statements and Exhibits.

         (d) Exhibits

         EXHIBIT NO.       DESCRIPTION

         99.1              Company Press Release dated October 4, 2007,

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: October 4, 2007           By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Chief
                                           Financial Officer































                          EXHIBIT 99.1

      AMCON DISTRIBUTING COMPANY SETTLES TRINITY SPRINGS LITIGATION

                          NEWS RELEASE

Chicago, IL, October 4, 2007 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that on September 30, 2007 it entered into a settlement agreement with Crystal Paradise Holdings, Inc. ("CPH") in connection with the purchase and litigation surrounding the assets at AMCON's Trinity Springs Inc. subsidiary. "We are delighted that this litigation process has come to a close. We appreciate the good faith effort made by all the parties to bring this to an amicable resolution. Now that we have put this litigation and the associated uncertainties in the past we can devote management's full resources and energy into growing AMCON's two core businesses" said
Christopher Atayan,   AMCON's Chief Executive Officer.

CPH has been granted an eleven month option to purchase the assets of Trinity Springs Inc. from AMCON. Under the terms of the settlement, both parties have mutually released their litigation claims and AMCON will restructure and reduce its obligations originating from the 2004 purchase transaction; including the notes payable, the water royalty due to CPH and their minority interest in TSI, into a $5.0 million note due in five years with interest accruing at 5%. The eleven month purchase option has been granted to CPH for a price equivalent to the amount of the $5.0 million note plus accrued interest. The purchase option can also be extended an additional seven months.

"This litigation has been a large component of our legal expense and we expect to realize considerable legal cost savings as a result of this settlement" said Andrew Plummer, AMCON's Chief Financial Officer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.


Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964

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